5. Long Term Financial Assets	6 Months Ended
Jun. 30, 2019
Disclosure of financial assets [abstract]
Long Term Financial Assets

5.     Long term financial assets

The Company holds preferred shares in Amphivena recognized at their fair value of €3.8 million. The fair value increased by €24 due to exchange rate differences recognized in other comprehensive income in the six months ended June 30, 2019.